UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2018

LIFE ON EARTH, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	333-190788	46-2552550
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

575 Lexington Avenue, 4th Floor, New York, NY 10022
(Address of principal executive offices)

(646) 844-9897
(Registrant’s Telephone Number)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Life On Earth, Inc. is referred to herein as “we”, “our”, or “us”.

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 1, 2018, our Board of Directors unanimously approved of the appointment of Roy DiBenerdini as a member of our Board of Directors.

Roy DiBenerdini has 30 years’ experience as a Founder, Senior Executive, Chief Executive Officer and Board Advisor in technology, analytics, finance and marketing. From June 1986 to December 1994, he held several management positions, including Manager of Consumer Research, Managing Director of Marketing Planning & Research and Senior Consultant to Project AURORA at American Airlines, Inc. (AMR Corporation). From January 1995 to December 1995, he was Senior Management Consultant at Computer and Information Sciences, Inc. From July 1996 to July 1998, he was Senior Management Consultant at AOL Digital Marketing Services (American Online, Inc.) and from January 1999 to December 2009, he was the Founder and CEO of iiON Corporation. Since January 2010, Roy DiBenerdini has been the Chief Executive Officer and Managing Partner of Green Room Fund, LLC an early stage technology commercialization company and from February 2017, the Managing Director at College Hill Ventures, PBC, a multi-stage investment company. From 1990 to 1993, he was an Airline Advisory Board member to the United States Travel & Tourism Administration (U.S. Department of Commerce). Since January 2018, Roy DiBenerdini has been our Consultant. Since December 2017, Roy DiBenerdini has been a Venture Advisor to Provision Holdings, Inc., a developer of interactive 3D holographic display technologies and integrated solutions used in retail and MetaRail, Inc. (formerly Wayfare Interactive, Inc.), a Commerce and Deep Linking Advertising Platform company. Roy DiBenerdini has also been a panel member at business entrepreneurial discussion groups, including Connect San Diego, MIT Enterprise Forum and Brown University Biotechnology Group.  In 1985, Roy DiBenerdini received an Aerospace Engineering Degree at The University of Texas.

Item 7.01	Regulation FD Disclosure

On May 7, 2018, we will issue a press release announcing the appointment of Roy DiBenerdini as a member of our Board of Directors. The press release is filed as Exhibit 99.1 hereto.

Section 9 Financial Statement and Exhibits

Item 9.01	Financial Statement and Exhibits

Exhibit No.	Description
99.1	Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFE ON EARTH, INC.

Date: May 7, 2018	By:	/s/ Fernando Oswaldo Leonzo
Fernando Oswaldo Leonzo
Chief Executive Officer